SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549


                                 FORM 8-K


            CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                   THE SECURITIES EXCHANGE ACT OF 1934


                             April 26, 2002
             ------------------------------------------------
             Date of Report (Date of Earliest Event Reported)



                     EAGLE BUILDING TECHNOLOGIES, INC.
          ------------------------------------------------------
          (Exact name of Registrant as specified in its charter)



                                  Nevada
              ----------------------------------------------
              (State or Other Jurisdiction of Incorporation)



        0-26322                                      88-0327648
-------------------------                   ---------------------------------
(Commission File Number)                   (IRS Employer Identification No.)




          20283 State Road 7, Suite 213, Boca Raton, Florida 33498
          --------------------------------------------------------
                  (Address of Principal Executive Offices)



                              (561) 487-3600
                      -------------------------------



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ITEM 5. OTHER EVENTS and REGULATORY FD DISCLOSURE

   On April 26, 2002 Eagle Building Technologies, Inc. issued the press release set forth as exhibit to this Current Report and Form 8K

ITEM 7. Exhibits
        99.1    Press Release dated April 26, 2002




                                 SIGNATURES


Pursuant to the requirements of the securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   EAGLE BUILDING TECHNOLOGIES, INC.


Dated: April 26, 2002           By:   /s/ Dan Curlee
                                      ---------------------------------
                                      Dan Curlee, Chief Operating Officer



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Exhibit 99.1

                                                                        4/26/02





                        EAGLE BUILDING TECHNOLOGIES, INC.
                                  PRESS RELEASE

     Several class action complaints have recently been filed against Eagle Building Technologies, Inc. ("Eagle") in federal court alleging violations of certain provisions of the Securities Exchange Act of 1934 and certain rules and regulations thereunder. The suits arise from the company's financial statements filed for the periods December 31, 2000 to September 30, 2001 and certain press releases issued during the fall of 2001.

     Eagle has requested an extension of time to respond to the lawsuit filed against it by the Securities and Exchange Commission ("SEC") based on its settlement discussions with the SEC.

     Eagle is continuing to work with its outside auditors, Tanner + Co., to restate the above-referenced financial statements and to complete Eagle's financial statement for the period ending December 31, 2001.

     Eagle recently named Dr. Martin Shubik to its board of directors. Dr. Shubik has a Ph.D. in mathematical economics from Princeton University and has held the Seymour H. Knox Professorship in institutional economics at Yale University since 1975.

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